LEASE	12 Months Ended
Aug. 31, 2023
Lease liabilities [abstract]
LEASE [Text Block]

9. LEASE

The Company recognizes lease liabilities and a right of use asset in relation to leases. The right to use asset is recorded in Property, equipment and other and is in relation to an office lease. The office lease was extended for five years during 2023. Lease payments due for leases with terms less than one year total $31.

The following table summarizes the Company's lease liabilities:

As at	August 31, 2023	August 31, 2022

Balance, beginning of year	$125	$203
Additions	312	-
Accretion of interest	20	14
Payments	(88)	(87)
Foreign Exchange	(3)	(5)
Balance, End of year	$365	$125

Current (included in Accounts Payable)	48	81
Non-current	317	44
Balance, End of year	365	125